UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

AN2 THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41331	82-0606654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 El Camino Real, Suite D
Menlo Park, California	94027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 331-9090

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ANTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 5, 2022, Margaret (Maggie) M. FitzPatrick was appointed to the board of directors (the “Board”) of AN2 Therapeutics, Inc., a Delaware corporation (the “Company”), as a Class II Director, whose initial term will end at the Company’s 2024 Annual Meeting of Stockholders and was also appointed to the nominating and corporate governance committee of the Board. The Board has determined that Ms. FitzPatrick is an independent director as that term is defined by the Securities and Exchange Commission and the Nasdaq Stock Market LLC.

There are no arrangements or understandings between Ms. FitzPatrick and any other persons pursuant to which she was elected as a director of the Company. There are no current or proposed transactions between the Company and Ms. FitzPatrick or her immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Ms. FitzPatrick will be covered by the Company’s Non-Employee Director Compensation Policy, pursuant to which Ms. FitzPatrick will receive the Company’s standard non-employee director cash and equity compensation, including an initial grant of a number of stock options with a grant-date value equal to $209,093, with such options vesting in substantially equal monthly installments over a three-year period subject to her continued service with the Company. Ms. FitzPatrick is also entitled to receive an annual cash director retainer of $39,000 payable in equal quarterly installments (prorated for service during a portion of the quarter), for service on the Board and the nomination and corporate governance committee of the Board.

On May 9, 2022, the Company issued a press release announcing the appointment of Ms. FitzPatrick as a director. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Press Release, dated May 9, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AN2 Therapeutics, Inc.

Date: May 9, 2022	By:	/s/ Eric Easom.
Name: Eric Easom, Ph.D. Title: Chief Executive Officer